UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL		60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Conditions

On August 2, 2011, Nalco Holding Company (the “Company”) announced its second-quarter 2011 financial results. A copy of that earnings news release is attached as an exhibit to this Form 8-K.

Non-GAAP Financial Measures

Several non-GAAP measures are discussed in this press release. Management believes that discussion of these measures provides investors with additional insight into the ongoing operations of Nalco Holding Company. Non-GAAP measures are reconciled to the closest GAAP measure in schedules attached to this press release, which may also be found at www.nalco.com/investors. EBITDA is a non-GAAP measure used by management as an internal operating metric and for enterprise valuation purposes. Adjusted EBITDA is a non-GAAP measure that includes adjusting for restructuring expenses and unusual items. Reconciliation to net earnings is included in Attachment 4. Free Cash Flow is reconciled on Attachment 7 to Cash from Operations as shown on Nalco’s Cash Flow Statement, and is defined as Cash from Operations less Capital Expenditures and Noncontrolling Interest charges. Adjusted EPS is a non-GAAP measure that includes adjusting for restructuring expenses and unusual items. Reconciliation to reported EPS as shown on Nalco’s Statement of Operations is included in Attachment 8. Adjusted Effective Tax Rate is defined as the income tax provision excluding the tax expense (benefit) of specified transactions, divided by earnings before income taxes excluding the earnings (loss) before income taxes attributable to those specified transactions. It is reconciled to the actual effective tax rate on Attachment 9. In addition, Nalco may discuss sales growth in terms of reported (actual), organic (reported less foreign currency and acquisition/divestiture/merger/joint venture/perimeter impacts), and real (organic growth less that portion of the growth which consists of price increases that simply pass along higher purchased material and freight costs). The non-GAAP measures should not be viewed as alternatives to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies.

Cautionary Statements Regarding Forward-Looking Information

This press release includes forward-looking statements concerning the company’s financial results and outlook for 2011, reflecting current analysis and expectations, based on what are believed to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: ability to generate cash, ability to raise capital, ability to refinance, the result of the pursuit of strategic alternatives, ability to execute work process redesign and reduce costs, ability to execute price increases, business climate, business performance, economic and competitive uncertainties, higher manufacturing costs, reduced level of customer orders, changes in strategies, risks in developing new products and technologies, environmental and safety regulations and cleanup costs, foreign exchange rates, the impact of changes in the regulation or value of pension fund assets and liabilities, changes in generally accepted accounting principles, adverse legal and regulatory developments, including increases in the number or financial exposures of claims, lawsuits, settlements or judgments, or the inability to eliminate or reduce such financial exposures by collecting indemnity payments from insurers and other third parties, the impact of increased accruals and reserves for such exposures, weather-related factors, and adverse changes in economic and political climates around the world, including terrorism and international hostilities, and other risk factors identified by the company in its most recent filing on Form 10-K and other Securities and Exchange Commission filings. Accordingly, there can be no assurance that the company will meet future results, performance or achievements expressed or implied by such forward-looking statements.

This press release also contains other forward-looking statements that include, but are not limited to, statements regarding benefits of the merger, integration plans and expected synergies, the expected timing of completion of the merger, and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Nalco Holding Company (“Nalco”) and Ecolab Inc. (“Ecolab”), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the stockholders of Nalco may not adopt the merger agreement, (ii) the risk that the stockholders of Ecolab may not approve the issuance of Ecolab common stock to Nalco stockholders in the merger, (iii) the risk that the companies may be unable to obtain regulatory approvals required for the merger, or that required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger, (iv) the risk that the conditions to the closing of the merger may not be satisfied, (v) the risk that a material adverse change, event or occurrence may affect Nalco or Ecolab prior to the closing of the merger and may delay the merger or cause the companies to abandon the merger, (vi) the risk that an unsolicited offer by another company to acquire shares or assets of Nalco or Ecolab could interfere with or prevent the merger, (vii) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (viii) the possibility that the merger may involve unexpected costs, unexpected liabilities or unexpected delays, (ix) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (x) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the merger and (xi) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Nalco, Ecolab and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Nalco and Ecolab, see the Annual Reports on Form 10-K of Nalco and Ecolab for the fiscal year ended December 31, 2010 and the companies’ other public filings with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Ecolab will file with the SEC in connection with the merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Nalco nor Ecolab undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information and Where to Find It

Ecolab will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Nalco and Ecolab that will also constitute a prospectus of Ecolab relating to the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Nalco, Ecolab and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and joint proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Nalco’s website at www.nalco.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link or by writing Nalco at 1601 West Diehl Road, Naperville, Illinois 60563, Attention: Corporate Secretary or by accessing Ecolab’s website at www.ecolab.com by clicking on the “Investor” link and then clicking on the “SEC Filings” link or by writing Ecolab at 370 Wabasha Street North, Saint Paul, Minnesota, 55102, Attention: Corporate Secretary and security holders may also read and copy any reports, statements and other information filed by Nalco or Ecolab with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Nalco, Ecolab and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nalco’s directors and executive officers is available in its proxy statement filed with the SEC by Nalco on March 14, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding Ecolab’s directors and executive officers is available in its proxy statement filed with the SEC by Ecolab on March 18, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Press release of Nalco Holding Company dated August 2, 2011, describing its second-quarter 2011 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: August 3, 2011